Exhibit 10.1


                               TELUS CORPORATION
                          EMPLOYEE STOCK OPTION PLAN
                            AS AMENDED AND RESTATED


                                   ARTICLE 1
                                PURPOSE OF PLAN

         1.1 The purpose of the Plan is to assist eligible employees of the Company and its Subsidiaries to participate in the growth and development of the Company and its Subsidiaries by providing such persons with the most opportunity, through share options to acquire an increased proprietary interest in the Company and align shareholders' and employees' interests.


                                   ARTICLE 2
                                 DEFINED TERMS

                    Where used herein, the following terms shall have the following meanings, respectively:

         2.1 "Board" means the board of directors of the Company;

         2.2 "Business Day" means any day, other than a Saturday or a Sunday, on which the Stock Exchange is open for trading;

         2.3 "Committee" means the HRC Committee;

         2.4 "Company" means TELUS Corporation, and includes any successor corporation thereto;

         2.5 "Director" means a member of the Board;

         2.6 "Effective Date" means February 14, 2001;

         2.7 "Eligible Employees" means any regular and part-time employee, any casual or temporary employee of the Company or any Subsidiary, including any such employee on short-term disability, maternity leave (or other temporary leave as approved by management of the Company or its Subsidiary) but excluding any employee who is on long-term disability or any employee who, at the Grant Date, is in receipt of a grant of options to purchase shares of the Company under the Management Share Option Plan with respect to that fiscal year;

         2.8 "Exercise Date" means the Business Day on which the Company at the office designated by it receives notice of an exercise of an Option; provided that if the notice of exercise is received on a day which is not a Business Day, the Exercise Date shall be the next Business Day following the receipt of such notice of exercise;

         2.9 "Grant Date" means, with respect to an Option, the date on which any Option is approved by the Board for grant hereunder;

         2.10 "HRC Committee" shall mean the Human Resources and Compensation Committee of the Board;

         2.11 "insider" shall have the meaning as defined in the Securities Act (Ontario), as such provision is from time to time amended, varied or re-enacted;

         2.12 "Management Share Option Plan" means the "TELUS Corporation Share Option and Compensation Plan" as from time to time amended or replaced;

         2.13 "Market Price" in respect of a Non-Voting Share means the weighted average price per Non-Voting Share at which the Non-Voting Shares trade on the Stock Exchange (or if such Non-Voting Shares are not then listed and posted for trading on the Stock Exchange, on such stock exchange on which such Non-Voting Shares are listed and posted for trading as may be selected for such purpose by the HRC) on the last Business Day preceding the date on which the Market Price is calculated thereon;

         2.14 "Non-Voting Shares" means the Non-Voting Shares without par value in the capital of the Company, or in the event of any adjustment as provided in Article 7 hereof, such shares or securities as a person shall be entitled to or provided with herein;

         2.15 "Option" means the irrevocable option to purchase Non-Voting Shares granted under the Plan;

         2.16 "Option Price" means in respect of a Non-Voting Share either:
(i) the Market Value on the Grant Date, or (ii) the price as determined by the HRC Committee at the grant of the Option which shall be not be less than the Market Value determined in (i);

         2.17 "Optionee" means a person to whom an Option has been granted;

         2.18 "Plan" means the TELUS Corporation Employee Stock Option Plan, as embodied herein, as the same may be amended or varied from time to time;

         2.19 "Plan Administrator" means the administrator of the Plan as established pursuant to Section 9.1 hereof;

         2.20 "Stock Exchange" means The Toronto Stock Exchange;

         2.21 "Subsidiary" means any corporation that is a subsidiary of the Company (as such term is defined in the Company Act (British Columbia), as such provision is from time to time amended, varied or reenacted); and


                                   ARTICLE 3
                                   AUTHORITY

         3.1 Within the limitations set forth in the Plan and subject as hereinafter provided, the Board is authorized to provide for the grant of Options all on such terms as hereinafter determined and to the issue of Non-Voting Shares hereunder.

         3.2 The HRC Committee has been delegated the power by the Board, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan with respect to Options granted to Eligible Employees under Article 5 hereof;

         3.2.1 to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

         3.2.2 to interpret and construe the Plan and to determine all policy questions arising out of the Plan and any Option granted pursuant to the Plan, and any such interpretation, construction or termination made by the Committee shall be final, binding and conclusive on the Company and the Optionee for all purposes;

         3.2.3 to determine the number of Non-Voting Shares covered by each Option at the time of grant which unless otherwise determined, shall be one Non-Voting Share for each Option granted;

         3.2.4    to determine the Option Price;

         3.2.5 to determine, at the time of grant when Options will be granted, vest and be exercisable (including any performance targets or thresholds relating to vesting or exercise rights), unless otherwise specified herein;

         3.2.6 to determine if the Non-Voting Shares that are subject to an Option will be subject to any restrictions upon the exercise of such Option, including the term of any Option and vesting of any Option;

         3.2.7 to prescribe the form of the instruments relating to the grant, exercise and other terms of Options, if any;

         3.2.8 to delegate to management of the Company such powers as may be necessary to carry out the purpose, provisions and administration of the Plan; and

         3.2.9 to determine such other matters as are provided for herein and not specifically requiring the approval of the Board.



                                   ARTICLE 4
                            SHARES SUBJECT TO PLAN

         4.1 Options may be granted in respect of authorized and unissued Non-Voting Shares, provided that the aggregate number of Non-Voting Shares reserved for issuance under this Plan pursuant to Options, subject to adjustment or increase of such number pursuant to the provisions of Article 7 hereof, shall be 8,940,000 in the aggregate. The prescribed number of Non-Voting Shares reserved hereunder in the aggregate and for Options may be increased or changed by the Board subject to any applicable securities laws, the rules and regulations of any stock exchange on which the Non-Voting Shares as listing and the approval of the required shareholders of the Company, if required by the Stock Exchange.

         4.2 Notwithstanding any other provisions hereof, the majority of any Options granted under the Plan shall not be granted to insiders of the Company.

         4.3 To the extent permitted by any stock exchange on which the Non-Voting Shares are listed, Non-Voting Shares in respect of which Options are not exercised and which are cancelled shall be available for the grant of subsequent Options under the Plan or the issuance of further Non-Voting Shares from treasury under the Plan. No fractional Non-Voting Shares may be purchased or issued under the Plan.

         4.4 In no event may the term of an Option exceed ten years from the Grant Date of the Option.

         4.5 Notwithstanding the foregoing, any Option shall become exercisable to its full extent upon a resolution of the Board to that effect, which resolution may be enacted for any reason determined by the Board, including a determination there has been a change of control of the Company or that there is an anticipated change of control of the Company, which in the opinion of the Board warrants such determination.

         4.6 The total number of Non-Voting Shares to be optioned to any Eligible Employees under this Plan shall not exceed 5% of the issued and outstanding Non-Voting Shares at the Grant Date of the Option.

         4.7 An Option is personal to the Optionee and is non-assignable other than by will or by the applicable laws of succession and devolution.

                                   ARTICLE 5
                        ELIGIBILITY, GRANT AND TERMS OF
                            OPTIONS AND TERMINATION

         5.1 Options under this Article 5 may be granted to Eligible
Employees.

         5.2 Options may be granted, annually, or at such other times as determined by the Board, to each Eligible Employee on the Grant Date, in an amount as determined by the Board on advice of the HRC Committee, provided that each Eligible Employee on the Grant Date shall receive the same number of Options.

         5.3 Subject as herein and as otherwise specifically provided for in this Article 5, the number of Common Shares subject to each Option, the Option Price, the expiration date of each Option, the vesting rights with respect to the Option or the extent to which each Option is exercisable from time to time during the term of the Option, and other terms and conditions relating to each such Option shall be determined by the HRC Committee at the time of grant; provided, however, that if no specific determination is made with respect to any of the following matters, each Option shall, subject to any other specific provisions of the Plan, contain the following terms and conditions:

         5.3.1 the number of Options granted for each Eligible Employee shall be 100;

         5.3.2 the Option Price shall be the price as determined pursuant to subparagraph (i) of Section 2.16 hereof;

         5.3.3 the period during which an Option shall be exercisable shall be ten years from the Grant Date of the Option; and

         5.3.4 the Options shall vest and the Optionee may take up and pay for the Non-Voting Shares covered by the Option on and after the second anniversary of the Grant Date.

         5.4 Subject to Section 5.5 hereof and to any subsequent resolution passed by the Board with respect to any Option, an Option, including all rights to purchase Non-Voting Shares pursuant thereto shall expire and terminate immediately upon the Optionee ceasing to be an employee of the Company or of any Subsidiary.

         5.5 If before the expiry of an Option in accordance with the terms thereof, the employment of the Optionee by the Company or any Subsidiary shall terminate or cease and the Optionee shall cease to be an employee of the Company or any Subsidiary the following shall apply:

         5.5.1 if the Optionee shall cease to be an employee of the Company or a Subsidiary by reason of a voluntary termination held by such Optionee, other than normal retirement or permanent disability (such date of termination being herein being called the "voluntary termination date"), all Options held by such Optionee, whether exercisable or unexercisable at the voluntary termination date, shall be terminated and cease to be exercisable on and after the voluntary termination date;

         5.5.2 if the Optionee shall cease to be an employee of the Company or a Subsidiary by reason of normal retirement (such date of retirement herein being called the "retirement date"), all Options held by such Optionee, which are unexercisable at the retirement date shall vest and be exercisable on and after the retirement date and all Options held by the Optionee shall be exercisable during a period of three years following the retirement date;

         5.5.3 if the Optionee shall cease to be an employee of the Company or a Subsidiary by reason of permanent disability (such date at which time the Optionee is determined to be disabled being called the "disability date"), all Options held by such Optionee, which are exercisable at the disability date shall be exercisable on or after the disability date and during a period of 12 months following the disability date and all Options held by such Optionee which are unexercisable at the disability date shall terminated and shall cease to be exercisable on or after that date;

         5.5.4 if the Optionee shall cease to be an employee of the Company or a Subsidiary by reason of termination by the Company or a Subsidiary without just cause (such date of termination herein being called the "termination date"), all Options held by such Optionee, which are exercisable at the termination date shall be exercisable on and after the termination date and for a period of 90 days thereafter and all Options held by such Optionee which are unexercisable at the termination date, shall be terminated and shall cease to be exercisable on or after the termination date;

         5.5.5 if the Optionee shall cease to be an employee of the Company or a Subsidiary by reason of termination by the Company or a Subsidiary with just cause (such date of termination being herein called the "termination date"), all Options held by such Optionee, whether exercisable or unexercisable at the termination date shall be terminated and shall cease to be exercisable on and after the termination date;

         5.5.6 if the Optionee shall cease to be an employee of the Company or a Subsidiary by reason of the sale by the Company of a Subsidiary or any division of the Company or a Subsidiary or the sale by a Subsidiary of a division thereof (such date of sale being herein called the "sale date", all Options held by the Optionee which are unexercisable shall vest and be exercisable as of and from the sale date, and all Options shall be exercisable during a period of 90 days following the sale date;

         5.5.7 if the Optionee, including an Optionee who has ceased to be an employee of the Company or a Subsidiary, shall die, all Options held by such Optionee, which are exercisable at the date of death, or which become exercisable within a period of 12 months from the date of death shall be exercisable on and after the date of death, by the legal personal representative(s) of the estate of the Optionee, subject to the terms of the Plan during a period of the earlier of, 12 months following the date of death, or the expiry of the Option. All Options held by such Optionee which are not exercisable within such term shall be terminated and shall cease to be exercisable.

         5.6 For the purpose hereof:

         5.6.1 "normal retirement" shall occur where the employee and officer is entitled to full or early retirement benefits under the pension plan of the Company or its Subsidiaries to which such employee is entitled to receive a pension unless otherwise determined by the Company;

         5.6.2 "permanent disability" shall occur when the Optionee is determined, by the appropriate authority under the applicable disability plan under which the Optionee is entitled to benefits, based on medical evidence to have virtually no potential to return to work at the Company or any of its Subsidiaries by reason of a severe permanent physical or mental condition; and

         5.6.3 "just cause" means conduct of the employee that is finally determined (after all rights of appeal have been exhausted or have expired) by a court of competent jurisdiction to be, or is agreed in writing by the employee to be, conduct entitling the Company or a Subsidiary to terminate such employee's employment without any notice or compensation in lieu of notice.

         5.7 Options shall not be affected by any change of employment of the Optionee, unless the Optionee shall also cease to be an employee of the Company or any Subsidiary.



                                   ARTICLE 6
                              EXERCISE OF OPTIONS

         6.1 Subject to the provisions of the Plan, an Option to purchase Non-Voting Shares, may be exercised from time to time, within the period in which they are exercisable by delivery to the Company of a written notice of exercise addressed to the Company, care of the office designated by it; exercising the Options with respect to all of the Non-Voting Shares represented thereby, accompanied by payment in full of the applicable Option Price of the Non-Voting Shares to be purchased. When requested, certificates for such Common Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such notice and payment.



                                   ARTICLE 7
                        GENERAL AND CERTAIN ADJUSTMENTS

         7.1 Notwithstanding any of the provisions contained in the Plan or in any Option, the Company's obligation to issue Non-Voting Shares to an Optionee pursuant to the exercise of an Option or as permitted under the Plan shall be subject to:

         7.1.1 completion of such registration or other qualification of such Non-Voting Shares or obtaining approval of such governmental authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof, including The Toronto Exchange and the New York Stock Exchange;

         7.1.2 the Company being satisfied that the issuance of Non-Voting Shares on exercise of an Option will be in compliance with the applicable laws of Canada or any province thereof or if necessary, with the applicable laws of the United States or, any state thereof;

         7.1.3 any other regulation applicable to the Company and its Subsidiaries with respect to the holding of equity shares by persons who are non-Canadian;

         7.1.4 the admission of such Non-Voting Shares to listing on any stock exchange on which the Non-Voting Shares may then be listed; and

         7.1.5 the receipt from the Optionee of such representations, agreements and undertakings, including as to future dealings in such Non-Voting Shares, as the Company or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

         In this connection the Company shall, to the extent necessary, take all reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Non-Voting Shares in compliance with applicable securities laws and for the listing of such Non-Voting Shares on any stock exchange on which the Non-Voting Shares are then listed.

         7.2 Appropriate adjustments in the number of Non-Voting Shares subject to the Plan, as regards Options granted or to be granted in the number of Non-Voting Shares optioned and in the applicable Option Price shall be made by the Board to give effect to adjustments in the number of Non-Voting Shares of the Company resulting from subdivisions, consolidations or reclassifications of the Non-Voting Shares of the Company, the payment of stock dividends by the Company (other than dividends in the ordinary course paid on a regular dividend payment date, including any stock dividends which may be paid in lieu of any regular cash dividends) or other relevant changes in the capital of the Company. In the event that the Company is reorganized, merged, consolidated or amalgamated with another corporation, the Board shall make such provisions as it sees fit for the continuance of Options outstanding under the Plan and to prevent their dilution or enlargement.


                                   ARTICLE 8
                      AMENDMENT OR DISCONTINUANCE OF PLAN

8.1 The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may increase the maximum number of Non-Voting Shares that may be optioned under the Plan, change the manner of determining the Option Price, without the consent of the Optionee, alter or impair any Option previously granted to an Optionee under the Plan unless such alteration is not prejudicial to any Option previously granted and further provided that any amendment shall require the approval of the Stock Exchange and such other stock exchange on which the Non-Voting Shares are then listed, if required, and all other applicable regulatory authorities.


                                   ARTICLE 9
                                ADMINISTRATION

         9.1 To the extent permitted by law, the HRC Committees may, from time to time, delegate the day-to-day administration of the Plan to a Plan Administrator (as hereinafter defined) on such terms and conditions as the HRC Committee considers appropriate. "Plan Administrator" shall mean a person or company (which may be management of the Company, a trust company or other qualified third party or individual) appointed by the HRC Committee to act as administrator of the Plan for the benefit of persons thereunder. The Plan Administrator shall have such administrative responsibilities as the HRC Committee shall specify, including the maintenance of accounts, and reporting to persons thereunder. The HRC Committee and the Plan Administrator shall exercise any powers delegated to them hereunder or as contemplated herein in the manner and on the terms authorized and any decision made or action taken by the HRC Committee or the Plan Administrator, as the case may be, arising out of or in connection with the administration or interpretation of the Plan in this context shall be final and conclusive, subject only to the overriding discretion of the Board with respect to the Plan and the administration thereof.

         9.2 Whenever the Board or the HRC Committee is to exercise discretion in the administration of the terms and conditions of the Plan or any determinations or approvals contemplated in the Plan, the term "discretion" shall mean the sole and absolute discretion of the Board, the HRC Committee or such other persons to whom such discretion is delegated or granted hereunder.

         9.3 All actions and determinations (including all omissions with respect to the foregoing) which are taken or made in good faith by the Board or, by the HRC Committee or the Plan Administrator, shall not subject any members of the Board or the HRC Committee, or the Plan Administrator to any liability whatsoever to any person hereunder or their beneficiaries and legal representatives.

         9.4 All costs and expenses of the administration of this Plan shall be borne by the Company.


                                  ARTICLE 10
                           MISCELLANEOUS PROVISIONS

10.1 The holder of an Option shall not have any rights as a holder of Non-Voting Shares with respect to any of the Non-Voting Shares covered by such Option until such holder shall have exercised such Option in accordance with the terms of the Plan (including tendering payment in full of the Option Price of the Non-Voting Shares in respect of which the Option is being exercised) and the Company shall issue such Non-Voting Shares to the Optionee in accordance with the terms of the Plan in those circumstances.

         10.2 Nothing in the Plan or any Option shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or affect in any way the right of the Company or any such Subsidiary to terminate his or her employment at any time; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Company or any such Subsidiary, to extend the employment of any Optionee beyond the time that he or she would normally be retired pursuant to the provisions of any present or future retirement plan of the Company or any Subsidiary or any present or future retirement policy of the Company or any Subsidiary, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Company or any Subsidiary.

         10.3 References herein to any gender include all genders and to the plural includes the singular and vice versa.

         10.4 Time shall be of the essence hereof.


                                  ARTICLE 11
                              REGULATORY APPROVAL

         11.1 The Plan shall be subject to the acceptance by the Stock Exchange and the New York Stock Exchange. Any Options granted prior to such approval and acceptance shall be conditional upon such approval and acceptance being given and no such Options may be exercised unless and until such approval and acceptance is given.

         11.2 The Plan shall be effective from and after the Effective Date, subject to Section 11.1 hereof.